UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2004

NATIONAL BANCSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-14773	34-1518564

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 West Market Street, Orrville, Ohio 44667
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 682-1010

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1 National Bancshares Corporation press release dated February 20, 2004 containing financial information and accompanying discussion for the year ended December 31, 2003.

ITEM 9.   REGULATION FD DISCLOSURE.

PRESS RELEASE. On February 20, 2004, National Bancshares Corporation issued a press release containing financial information and accompanying discussion for the year ended December 31, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation

Date: February 20, 2004	/s/ Charles J. Dolezal

Charles J. Dolezal, President

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